UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 19, 2018

SENIOR HOUSING PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-15319	04-3445278
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300 Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-796-8350

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

In this Current Report on Form 8-K, the terms “we,” “us,” “our” and “the Company” refer to Senior Housing Properties Trust and its applicable subsidiaries and the term “Five Star” refers to Five Star Senior Living Inc. and its applicable subsidiaries.

Item 8.01.  Other Events.

As previously reported in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2017, or our Quarterly Report, on November 8, 2017, we entered a transaction agreement with Five Star pursuant to which we agreed to acquire six senior living communities from Five Star for an aggregate purchase price of approximately $104.0 million, including our assumption of approximately $34.0 million of mortgage debt securing certain of these senior living communities and excluding closing costs. On December 27, 2017 and January 19, 2018, we acquired, and Five Star began managing for our account, two of these senior living communities located in Alabama and Indiana and one of these senior living communities located in Tennessee, respectively, for an aggregate purchase price of approximately $58.8 million. In connection with those acquisitions, we entered management agreements with Five Star for each of these senior living communities and two new pooling agreements with Five Star. The remaining acquisitions under the transaction agreement are expected to occur as third party approvals are received between now and the end of the first quarter of 2018.

The foregoing references to the transaction agreement and to our management and pooling agreements with Five Star are qualified in their entirety by reference to the descriptions of those documents included in our Quarterly Report under “Item 5. Other Information” and to the full text of the transaction agreement, including the forms of management and pooling agreements and other exhibits and schedules thereto, a copy of which is incorporated by reference as Exhibit 10.1 to this Current Report on Form 8-K and to the copies of Pooling Agreement No. 12 and Pooling Agreement No. 13 filed as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K.

Information Regarding Certain Relationships and Related Person Transactions

Five Star was our 100% owned subsidiary until we distributed its common shares to our shareholders in 2001. We are currently one of Five Star’s largest stockholders, owning, as of September 30, 2017, 4,235,000 of Five Star’s common shares, or 8.5% of Five Star’s outstanding common shares. Five Star is our largest tenant and the manager of our managed senior living communities. One of our Managing Trustees, Barry Portnoy, is a managing director of Five Star. Five Star’s chief financial officer and treasurer was formerly our Chief Financial Officer and Treasurer. The RMR Group LLC, or RMR LLC, provides management services to both us and Five Star. The RMR Group Inc., the managing member of RMR LLC, is controlled by ABP Trust, which is owned by Barry Portnoy and his son, Adam Portnoy. A subsidiary of ABP Trust is currently Five Star’s largest stockholder, owning, as of September 30, 2017, 17,999,999 of Five Star’s common shares, or 36.0% of Five Star’s outstanding common shares. Five Star’s president and chief executive officer, chief financial officer and treasurer and senior vice president and general counsel are officers of RMR LLC. Our executive officers are officers of RMR LLC.  Because of the continuing relationships between us and Five Star, the terms of the transaction agreement and our management and pooling arrangements with Five Star were negotiated and approved by special committees of our Board of Trustees and Five Star’s board of directors composed of our Independent Trustees and Five Star’s independent directors who are not also Trustees or directors of the other party, which committees were represented by separate counsel.

For further information about these and other such relationships and related person transactions, please see our Quarterly Report, our Annual Report on Form 10-K for the year ended December 31, 2016, or our Annual Report, our definitive Proxy Statement for our 2017 Annual Meeting of Stockholders, or our Proxy Statement, and our other filings with the Securities and Exchange Commission, or the SEC, including Notes 10, 11, and 12 to our condensed consolidated financial statements included in our Quarterly Report and the sections captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of our Quarterly Report, Notes 5, 6, and 7 to our consolidated financial statements included in our Annual Report and the sections captioned “Business”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of our Annual Report and the section captioned “Related Person Transactions” and the information regarding our Trustees and executive officers included in our Proxy Statement. In addition, please see the section captioned “Risk Factors” of our Annual Report for a description of risks that may arise as a result of these and other such relationships and related person transactions. Our filings with the SEC and copies of certain of our agreements with these related parties are publicly available as exhibits to our public filings with the SEC and accessible at the SEC’s website, www.sec.gov.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE”, “WILL”, “MAY” AND NEGATIVES OR DERIVATIVES OF THESE OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. FOR EXAMPLE, THE REMAINING ACQUISITIONS UNDER THE TRANSACTION AGREEMENT ARE EXPECTED TO OCCUR AS THIRD PARTY APPROVALS ARE RECEIVED BETWEEN NOW AND THE END OF THE FIRST QUARTER OF 2018. RECEIPT OF THESE APPROVALS MAY BE DELAYED OR MAY NOT BE OBTAINED. THESE ACQUISITIONS ARE SUBJECT TO OTHER CONDITIONS AS WELL; THESE CONDITIONS MAY NOT BE MET AND SOME OR ALL OF THESE ACQUISITIONS MAY NOT BE COMPLETED, MAY BE DELAYED OR THE TERMS OF THESE ACQUISITIONS OR THE MANAGEMENT AND POOLING AGREEMENTS FOR THESE COMMUNITIES MAY CHANGE.

THE INFORMATION CONTAINED IN OUR FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, OR SEC, INCLUDING UNDER THE CAPTION “RISK FACTORS” IN OUR PERIODIC REPORTS, OR INCORPORATED THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE OUR ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE STATED IN OR IMPLIED BY ITS FORWARD LOOKING STATEMENTS. OUR FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Item 9.01.                Financial Statements and Exhibits.

(d)  Exhibits.

10.1

Transaction Agreement, dated as of November 8, 2017, between the Company and Five Star. (Incorporated by reference to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2017.)

99.1	Pooling Agreement No. 12, dated as of December 27, 2017, between FVE Managers, Inc. and certain subsidiaries of the Company. (Filed herewith.)

99.2	Pooling Agreement No. 13, dated as of January 19, 2018, between FVE Managers, Inc. and SNH Tellico Tenant LLC. (Filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENIOR HOUSING PROPERTIES TRUST

	By:	/s/ Richard W. Siedel, Jr.
	Name:	Richard W. Siedel, Jr.
	Title:	Chief Financial Officer and Treasurer

Dated: January 19, 2018